November 22, 2021
Pioneer Funds
Supplement to the Statement of Additional Information for Class I and Class II Shares, as in effect and as may be amended from time to time
Portfolio
Pioneer Bond VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Strategic Income VCT Portfolio

Effective November 22, 2021, the following replaces the corresponding information under the heading below.
Custodian and sub-administrator
The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each portfolio’s assets. The custodian’s responsibilities include safekeeping and controlling each portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each portfolio’s investments.
BNY Mellon also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the portfolios. For performing such services, BNY Mellon receives fees based on complex-wide assets.
32776-00-1121
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Underwriter of Pioneer mutual funds
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